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                                                                    Exhibit 99.1

[GIANT INDUSTRIES, INC. LOGO]                                         [GI LISTED
                                                                      NYSE LOGO]

NEWS
RELEASE                                     Contact:  Mark B. Cox
                                                      Vice President, Treasurer,
                                                      & Chief Financial Officer
                                                      Giant Industries, Inc.
                                                      (480) 585-8888

FOR IMMEDIATE RELEASE


APRIL 26, 2002



                    GIANT INDUSTRIES ANNOUNCES NEW FINANCING


SCOTTSDALE, Ariz.-April 26, 2002 -- Giant Industries, Inc. (NYSE: GI) announced today that it intends to offer $200 million of Senior Subordinated Notes due 2012 in a private placement (the "Notes"). The net proceeds of this offering, together with cash on hand and borrowings under other financing arrangements will be used to fund the Company's acquisition of the Yorktown, Virginia refinery and associated inventory from BP, to redeem all $100 million principal amount of its 9 3/4% senior subordinated notes due 2003, and to pay related transaction fees and expenses.

The Notes being sold by the Company will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Notes are being offered only to qualified institutional buyers under Rule 144A and outside the United States in compliance with Regulation S under the Securities Act. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Giant Industries, Inc., headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff, Arizona, a fleet of crude oil and finished product truck transports, and a chain of 149 retail service stations with convenience stores or kiosks in New Mexico, Arizona and Colorado. Giant is also the parent company of Phoenix Fuel Co., Inc., which Giant believes is the largest wholesale petroleum products distributor in Arizona.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as "believes," "expects,"

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"anticipates," "estimates," "should," "could," "plans," "intends," "will,"
variations of such words and other similar expressions. While these forward-looking statements are made in good faith and reflect the Company's current judgement regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: the ability to negotiate definitive agreements with respect to the credit facility, lease facility and the Notes and to close those financing transactions; the Company's ability to close the acquisition of the Yorktown refinery; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgement on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstances.


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